UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 8, 2016

FlexShopper, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-52589	20-5456087
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

2700 North Military Trail, Ste. 200 Boca Raton, FL	33431
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(561) 419-2923

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements with Certain Officers

Effective February 8, 2016, Morry F. Rubin resigned as Chairman of the Board of Directors of FlexShopper, Inc. (the “Company”) and as a director. Mr. Rubin’s resignation is not because of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. Brad Bernstein, Chief Executive Officer, was elected Chairman of the Board to replace Mr. Rubin.

On February 8, 2015, the Company’s Board of Directors approved a bonus plan under which Brad Bernstein, Chairman, President and CEO, and Marc Malaga, Executive Vice President of Operations, will be eligible to earn cash bonuses of up to $75,000 and $60,000, respectively, based on the Company’s achieving certain revenue and EBITDA targets for 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FlexShopper, Inc.
February 9, 2016
	By:	/s/ Brad Bernstein
Brad Bernstein, Chief Executive Officer

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